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                          Pruco Life Insurance Company
                        Strategic Partners Annuity One 3
                           Strategic Partners Plus 3

                         Supplement dated June 2, 2003
                        to Prospectus dated May 1, 2003

FOR ALL CONTRACTS
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Section 4
What is the Death Benefit?
GMDB ROLL-UP
If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date

Add the following paragraph to the end of the section:

In the year in which the GMDB roll-up stops increasing by the effective annual interest rate of 5%, withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value, calculated on the contract anniversary (or, during the first contract year, on the contract date). Withdrawals in excess of the 5% dollar-for-dollar amount will reduce the GMDB protected value proportionally. Any withdrawals in subsequent contract years will proportionally reduce the GMDB protected value.

Section 4
What is the Death Benefit?
GMDB ROLL-UP
If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date

Add the following paragraph to the end of the section:

In the year in which the GMDB roll-up stops increasing by the effective annual interest rate of 3%, withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value, calculated on the contract anniversary (or, during the first contract year, on the contract date). Withdrawals in excess of the 3% dollar-for-dollar amount will reduce the GMDB protected value proportionally. Any withdrawals in subsequent contract years will proportionally reduce the GMDB protected value.
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Section 7
How Can I Access My Money?
WITHDRAWALS DURING THE ACCUMULATION PHASE

The last sentence of the second paragraph shall be replaced by the following:

      The minimum contract value that must remain in order to keep the contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdrawal the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.


FOR ALL CONTRACTS ISSUED IN STATES WHERE THE GUARANTEED
-------------------------------------------------------
MINIMUM INCOME BENEFIT IS OFFERED
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Section 3
What Kind of Payments Will I Receive During the Income Phase? (Annuitization)

GUARANTEED MINIMUM INCOME BENEFIT
Effect of Withdrawals

      In the year in which the GMIB roll-up stops increasing by the effective annual interest rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis up to the first 5% of GMIB protected value, calculated on the contract anniversary (or, during the first contract year, on the contract date). Withdrawals in excess of the 5% dollar-for-dollar amount will reduce the GMIB protected value proportionally. The GMIB roll-up Cap is also reduced by withdrawals in the same manner. Any withdrawals in subsequent contract years will proportionally reduce the GMIB protected value.

FOR CONTRACTS ISSUED IN NEW JERSEY
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GUARANTEED MINIMUM DEATH BENEFIT

      The GMDB roll-up is capped at an amount equal to 2 times invested purchase payments, reduced by the effect of withdrawals.

EARNINGS APPRECIATOR BENEFIT

      You may not elect the Earnings Appreciator Benefit if you have elected a Guaranteed Minimum Death Benefit.